*	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Amendment No. 4
to the Cooperation Agreement of [*] (the “Agreement”)

between

IXI Mobile (R&D) Ltd.
17 Hatidhar st.
Ra’anana 43665
Israel
(herafter mentioned „IXI“)

and

[*]
(hereafter mentioned “[*]”)

1.
The parties hereby agree that Table I in Section 2.2. (“Product Prices and purchase commitments”) is amended to reflect that the charge for Advance Attachments is [*] in [*],[*] and [*]. It is clarified that unless otherwise agreed by [*], as [*] is not using IXI’s push email service [*] will not be billed for this service;

2.	Section 2.5 will be replaced in its entirety with the following language:

“[*].“

Except as expressly stated otherwise herein, the Cooperation Agreement dated [*], as amended, shall remain in full force and effect.

As agreed by the parties on [*]:

[*]	IXI Mobile (R&D) Ltd.

By: [*]	By:	/s/ Lihi Segal

Name: [*]		Name: Lihi Segal

Title: [*]		Title: CFO

Amendment No. 3 to the Cooperation Agreement between IXI Mobile (R&D) Ltd.
and [*]